UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2012

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On July 27, 2012 American Axle & Manufacturing Holdings, Inc., (the “Company” or “AAM”) issued a press release regarding AAM's financial results for the three and six months ended June 30, 2012. A copy of this press release is furnished as Exhibit 99.1.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

AAM's 2012 Outlook

•
AAM expects full year sales in 2012 to be approximately $2.9 billion. This sales projection is based on the anticipated launch schedule of programs in AAM's new business backlog and the assumption that the U.S. Seasonally Adjusted Annual Rate of sales (“SAAR”) is approximately 14 million vehicle units in 2012.

•
AAM expects to be solidly profitable and to generate adjusted earnings before interest expense, income taxes and depreciation and amortization (Adjusted EBITDA) as a percentage of sales of approximately 14% in 2012.

◦
AAM defines Adjusted EBITDA to be earnings before interest, taxes, depreciation and amortization excluding the impact of curtailment gains or losses, restructuring costs and special charges related to the closure of the Detroit Manufacturing Complex and Cheektowaga Manufacturing Facility, and debt refinancing and redemption costs, to the extent applicable. AAM believes that EBITDA and adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use these terms, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. EBITDA and adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and adjusted EBITDA differently.

•	AAM expects full year capital spending in 2012 to approximate 6% of sales to support AAM's $1.2 billion new business backlog, launching between 2012 - 2014.

•	AAM expects net material and freight cost inflation to be approximately $35 to $40 million in 2012.

•	As a result of a change in the administration of GM supplier payment terms, AAM's operating cash flow was negatively impacted by approximately $30 million in the first half of 2012.

Cautionary Statements
In this Current Report on Form 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” and similar words of expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of the current sovereign debt crisis in the Euro-zone;reduced purchases of our products by GM, Chrysler or other customers; reduced demand for our customers' products (particularly light trucks and SUVs produced by GM and Chrysler); liabilities arising from warranty claims, product recall, product liability and legal proceedings to which we are or may become a party; our ability to realize the expected revenues from our new business backlog; our ability or our customers' and suppliers' ability to successfully launch new product programs on a timely basis; our ability to achieve the level of cost reductions required to sustain global cost competitiveness; our ability to attract new customers and programs for new products; supply shortages or price increases in raw materials, utilities or other operating supplies for us or our customers as a result of natural disasters or otherwise; changes in liabilities arising from pension and other postretirement benefit obligations; our ability to respond to changes in technology, increased competition or pricing pressures; price volatility in, or reduced availability of, fuel; our ability to maintain satisfactory labor relations and avoid work stoppages; our suppliers', our customers' and their suppliers' ability to maintain satisfactory labor relations and avoid work stoppages; risks inherent in our international operations (including adverse changes in political stability, taxes and other law changes, potential disruption of production and supply, and currency rate fluctuations); availability of financing for working capital, capital expenditures, R&D or other general corporate purposes, including our ability to comply with financial covenants; our customers' and suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; adverse changes in laws, government regulations or market conditions affecting our products or our customers' products (such as the Corporate Average Fuel Economy (“CAFE”) regulations); our ability to consummate and integrate acquisitions and joint ventures; risks of noncompliance with environmental regulations or risks of environmental issues that could result in unforeseen costs at our facilities; our ability to attract and retain key associates; other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated	July 27, 2012

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	July 27, 2012	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

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